EXHIBIT 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

		Page(s)
	Basis of Presentation	i - iii
I.	Financial Highlights	1
II.	Income Statements
	a. Consolidated Statements of Income - Quarterly	2
	b. Consolidated Statements of Income - Year	3
	c. Consolidated Segment Data	4
	d. Gross Premium Written by Segment by Line of Business	5
	e. Segment Consecutive Quarters	6-7
III.	Balance Sheets
	a. Consolidated Balance Sheets	8
	b. Summary Investment Portfolio Information	9
	c. Investment Portfolio Composition - Quarterly	10
	d. Investment Portfolio: Mortgage and Asset Backed Securities	11
	e. Investment Portfolio: Subprime and Alternative-A Holdings in Direct Investment Portfolio	12
	f. Investment Portfolio: Ten Largest Corporate Holdings	13
	g. Investment Portfolio: Financial Issuer Exposure in Fixed Maturity Portfolio	14-15
	i. Reinsurance Recoverable Analysis	16-17
IV.	Loss Reserve Analysis
	a. Paid to Incurred Analysis	18
	b. Paid to Incurred Analysis by Segment	19
	c. Segment Consecutive Quarters	20-21
	d. Estimated Exposures to Peak Zone Property Catastrophe Losses	22
V.	Share Analysis
	a. Earnings Per Common Share Analysis - As Reported, GAAP	23
	b. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	24
	c. Diluted Book Value Per Common Share Analysis	25
VI.	Non-GAAP Financial Measures
	a. Non-GAAP Financial Measure Reconciliation	26

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheets and statements of income at and for the years ended December 31, 2008 and December 31, 2007.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to hurricanes and other catastrophes, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spread and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims and coverage issues,

•	the failure of our cedants to adequately evaluate risks,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverages include physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through to the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.

Other: primarily consists of employee medical coverage for self-insured, small and medium sized employers, for losses in excess of a given retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and, to a lesser degree, property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended December 31,			Year ended December 31,
		2009	2008	Change	2009	2008	Change

HIGHLIGHTS	Gross premiums written	$573,845	$526,755	8.9%	$3,587,295	$3,390,388	5.8%
	Gross premiums written - Insurance	82.0%	85.2%	(3.7)%	49.5%	54.3%	(8.9)%
	Gross premiums written - Reinsurance	18.0%	14.8%	21.6%	50.5%	45.7%	10.6%

	Net premiums written	$357,971	$339,473	5.4%	$2,816,429	$2,666,880	5.6%

	Net premiums earned	$713,610	$658,286	8.4%	$2,791,764	$2,687,181	3.9%
	Net premiums earned - Insurance	42.7%	44.4%	(3.9)%	41.5%	44.0%	(5.8)%
	Net premiums earned - Reinsurance	57.3%	55.6%	3.1%	58.5%	56.0%	4.6%

	Net income available to common shareholders	$282,063	$130,858	115.5%	$461,011	$350,501	31.5%
	Operating income [a]	276,238	162,854	69.6%	766,241	435,962	75.8%
	Reserve for losses and loss expenses	6,564,133	6,244,783	5.1%	6,564,133	6,244,783	5.1%
	Total shareholders’ equity	5,500,244	4,461,041	23.3%	5,500,244	4,461,041	23.3%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$2.07	$0.96	116.2%	$3.36	$2.50	34.4%
	Diluted earnings per common share	$1.87	$0.88	113.6%	$3.07	$2.26	35.9%
	Operating diluted earnings per common share [b]	$1.83	$1.09	67.9%	$5.10	$2.81	81.5%
	Weighted average common shares outstanding	136,049	136,433	(0.3)%	137,279	140,322	(2.2)%
	Diluted weighted average common shares outstanding	150,718	149,363	0.9%	150,371	155,320	(3.2)%
	Book value per common share	$37.84	$29.08	30.1%	$37.84	$29.08	30.1%
	Diluted book value per common share (treasury stock method)	$33.65	$25.79	30.5%	$33.65	$25.79	30.5%
	Accumulated dividends paid per common share	$3.89	$3.09	25.9%	$3.89	$3.09	25.9%

FINANCIAL RATIOS	ROACE [c]	22.8%	13.0%	9.8%	10.3%	8.1%	2.2%

	Operating ROACE [b]	22.3%	16.2%	6.2%	17.1%	10.1%	7.0%

	Net loss and loss expense ratio	48.6%	41.6%	7.0%	51.0%	63.7%	(12.7)%
	Acquisition cost ratio	14.3%	12.7%	1.5%	15.1%	13.6%	1.4%
	General and administrative expense ratio	14.6%	13.3%	1.3%	13.2%	12.5%	0.7%

	Combined ratio	77.5%	67.6%	9.9%	79.3%	89.8%	(10.4)%

INVESTMENT DATA	Total assets	$15,306,524	$14,282,834	7.2%	$15,306,524	$14,282,834	7.2%
	Total cash and investments [d]	11,588,457	10,446,986	10.9%	11,588,457	10,446,986	10.9%
	Net investment income	118,178	(26,012)	(554.3)%	464,478	247,237	87.9%
	Net realized investment gains (losses)	6,056	(33,425)	(118.1)%	(311,584)	(85,267)	265.4%
	Total return on cash and investments [e]	1.1%	(2.6)%	3.7%	8.5%	(5.4)%	13.9%
	Return on other investments [f]	4.5%	(25.0)%	29.5%	15.8%	(35.1)%	50.9%
	Annualized pre-tax yield of fixed maturities [g]	3.9%	5.0%	(1.1)%	4.2%	5.2%	(1.0)%

[a]	Operating income is a “Non-GAAP financial measure” as defined by Regulation G. See page 26 for reconciliation of operating income to net income available to common shareholders.
[b]	Operating return on average common equity (“ROACE”), also a “Non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating diluted earning per share is calculated by dividing operating income for the period by weighted average common shares and share equivalents. Operating income for the quarter-periods is annualized.
[c]	ROACE is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Percentages for the quarter-periods are annualized.
[d]	Cash and investments represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[e]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average month-end cash and investment balances.
[f]	Return on other investments is calculated by dividing other investment income (loss) by the average month-end other investment balances for the period.
[g]	Annualized pre-tax yield of fixed maturities is calculated by dividing the pre-tax net investment income generated from fixed maturities by the average month-end amortized cost balance of the fixed maturities.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007
UNDERWRITING REVENUES
Gross premiums written	$573,845	$775,314	$914,641	$1,323,495	$526,755	$572,865
Premiums ceded	(215,874)	(180,170)	(213,628)	(161,194)	(187,282)	(187,710)

Net premiums written	357,971	595,144	701,013	1,162,301	339,473	385,155

Gross premiums earned	912,520	898,268	890,194	839,316	830,975	860,421
Ceded premiums amortized	(198,910)	(192,243)	(183,424)	(173,957)	(172,689)	(191,101)

Net premiums earned	713,610	706,025	706,770	665,359	658,286	669,320

Other insurance related income (loss)	29,713	(135,738)	(14,261)	(9,395)	(19,594)	273

Total underwriting revenues	743,323	570,287	692,509	655,964	638,692	669,593

UNDERWRITING EXPENSES
Net losses and loss expenses	346,512	311,109	378,252	387,999	273,837	290,546
Acquisition costs	101,787	113,423	103,309	101,976	83,916	90,574
General and administrative expenses	79,507	74,404	70,418	68,752	65,437	81,785

Total underwriting expenses	527,806	498,936	551,979	558,727	423,190	462,905

UNDERWRITING INCOME	215,517	71,351	140,530	97,237	215,502	206,688

OTHER OPERATING REVENUE (EXPENSES)
Net investment income (loss)	118,178	134,788	112,220	99,292	(26,012)	125,000
Net realized investment gains (losses)	6,056	(253,365)	(23,678)	(40,597)	(33,425)	10,778
Interest expense and financing costs	(8,162)	(7,977)	(7,971)	(7,921)	(7,884)	(7,912)

Total other operating revenue (expenses)	116,072	(126,554)	80,571	50,774	(67,321)	127,866

OTHER (EXPENSES) REVENUE
Net foreign exchange gains (losses)	2,018	(6,784)	(24,184)	389	22,347	349
Corporate expenses [a]	(25,135)	(17,605)	(16,531)	(17,805)	(21,896)	(11,053)

Total other (expenses) revenue	(23,117)	(24,389)	(40,715)	(17,416)	451	(10,704)

INCOME (LOSS) BEFORE INCOME TAXES	308,472	(79,592)	180,386	130,595	148,632	323,850
Income tax expense	(17,190)	(7,082)	(12,006)	(5,697)	(8,555)	(8,547)

NET INCOME (LOSS)	291,282	(86,674)	168,380	124,898	140,077	315,303
Preferred share dividends	(9,219)	(9,218)	(9,219)	(9,219)	(9,219)	(9,203)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$282,063	$(95,892)	$159,161	$115,679	$130,858	$306,100

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	48.6%	44.1%	53.5%	58.3%	41.6%	43.4%
Acquisition cost ratio	14.3%	16.1%	14.6%	15.3%	12.7%	13.5%
General and administrative expense ratio [a]	14.6%	13.0%	12.3%	13.0%	13.3%	13.9%

Combined ratio	77.5%	73.2%	80.4%	86.6%	67.6%	70.8%

Weighted average basic shares outstanding	136,049	137,904	137,849	137,316	136,433	143,877
Weighted average diluted shares outstanding	150,718	137,904	149,861	149,023	149,363	161,732
Basic earnings per common share	$2.07	($0.70)	$1.15	$0.84	$0.96	$2.13
Diluted earnings per common share	$1.87	($0.70)	$1.06	$0.78	$0.88	$1.89
ROACE (annualized)	22.8%	(8.2)%	15.2%	11.6%	13.0%	26.9%
Operating ROACE (annualized)	22.3%	13.0%	17.4%	15.7%	16.2%	26.0%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YTD

	Year ended December 31,
	2009	2008	2007
UNDERWRITING REVENUES
Gross premiums written	$3,587,295	$3,390,388	$3,590,090
Premiums ceded	(770,866)	(723,508)	(726,333)

Net premiums written	2,816,429	2,666,880	2,863,757

Gross premiums earned	3,540,298	3,374,076	3,459,816
Ceded premiums amortized	(748,534)	(686,895)	(725,406)

Net premiums earned	2,791,764	2,687,181	2,734,410

Other insurance related (loss) income	(129,681)	(38,667)	3,911

Total underwriting revenues	2,662,083	2,648,514	2,738,321

UNDERWRITING EXPENSES
Net losses and loss expenses	1,423,872	1,712,766	1,370,260
Acquisition costs	420,495	366,509	384,497
General and administrative expenses	293,081	262,571	245,531

Total underwriting expenses	2,137,448	2,341,846	2,000,288

UNDERWRITING INCOME	524,635	306,668	738,033

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	464,478	247,237	482,873
Net realized investment gains (losses)	(311,584)	(85,267)	5,230
Interest expense and financing costs	(32,031)	(31,673)	(51,153)

Total other operating revenue	120,863	130,297	436,950

OTHER REVENUE (EXPENSES)
Net foreign exchange (losses) gains	(28,561)	43,707	16,826
Corporate expenses [a]	(77,076)	(73,187)	(58,300)

Total other expenses	(105,637)	(29,480)	(41,474)

INCOME BEFORE INCOME TAXES	539,861	407,485	1,133,509
Income tax expense	(41,975)	(20,109)	(41,491)

NET INCOME	497,886	387,376	1,092,018
Preferred share dividends	(36,875)	(36,875)	(36,775)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$461,011	$350,501	$1,055,243

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	51.0%	63.7%	50.1%
Acquisition cost ratio	15.1%	13.6%	14.1%
General and administrative expense ratio [a]	13.2%	12.5%	11.1%

Combined ratio	79.3%	89.8%	75.3%

Weighted average basic shares outstanding	137,279	140,322	147,524
Weighted average diluted shares outstanding	150,371	155,320	164,515
Basic earnings per common share	$3.36	$2.50	$7.15
Diluted earnings per common share	$3.07	$2.26	$6.41
ROACE	10.3%	8.1%	24.6%
Operating ROACE	17.1%	10.1%	24.5%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended December 31, 2009			Year ended December 31, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$470,746	$103,099	$573,845	$1,775,590	$1,811,705	$3,587,295
Net premiums written	260,129	97,842	357,971	1,025,061	1,791,368	2,816,429

Gross premiums earned	494,580	417,940	912,520	1,884,121	1,656,177	3,540,298
Ceded premiums amortized	(189,849)	(9,061)	(198,910)	(726,155)	(22,379)	(748,534)

Net premiums earned	304,731	408,879	713,610	1,157,966	1,633,798	2,791,764
Other insurance related income (loss)	29,713	—	29,713	(130,946)	1,265	(129,681)

Total underwriting revenues	334,444	408,879	743,323	1,027,020	1,635,063	2,662,083

UNDERWRITING EXPENSES
Net losses and loss expenses	161,551	184,961	346,512	612,694	811,178	1,423,872
Acquisition costs	29,065	72,722	101,787	113,187	307,308	420,495
General and administrative expenses	57,895	21,612	79,507	216,954	76,127	293,081

Total underwriting expenses	248,511	279,295	527,806	942,835	1,194,613	2,137,448

UNDERWRITING INCOME	$85,933	$129,584	$215,517	$84,185	$440,450	$524,635

KEY RATIOS
Net loss and loss expense ratio	53.0%	45.2%	48.6%	52.9%	49.6%	51.0%
Acquisition cost ratio	9.6%	17.8%	14.3%	9.8%	18.8%	15.1%
General and administrative expense ratio	19.0%	5.3%	11.1%	18.7%	4.7%	10.5%
Corporate expense ratio			3.5%			2.7%

Combined ratio	81.6%	68.3%	77.5%	81.4%	73.1%	79.3%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Year ended December 31,
	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007	2009	2008
INSURANCE SEGMENT
Property	$121,860	$147,117	$176,421	$106,138	$99,413	$150,283	$551,536	$539,138
Marine	32,618	45,765	61,858	60,626	22,625	19,984	200,867	193,234
Terrorism	12,330	7,861	10,165	5,667	6,215	10,216	36,023	36,288
Aviation	40,857	11,098	7,176	17,067	29,825	28,788	76,198	67,761
Credit and political risk	16,639	(3,902)	4,222	2,491	38,012	75,410	19,450	183,041
Professional lines	184,491	155,382	211,417	120,328	180,945	146,095	671,618	601,874
Liability	61,951	50,601	55,505	51,812	71,467	74,294	219,869	216,629
Other	—	—	—	29	439	4,256	29	3,969

TOTAL INSURANCE SEGMENT	470,746	413,922	526,764	364,158	448,941	509,326	1,775,590	1,841,934

REINSURANCE SEGMENT
Catastrophe	9,448	87,700	132,071	237,347	9,298	8,743	466,566	454,768
Property	11,993	78,222	110,083	126,430	3,609	(489)	326,728	296,109
Professional lines	59,546	84,903	70,420	113,640	52,208	27,909	328,509	226,768
Credit and bond	9,556	18,369	(1,632)	197,271	5,610	5,363	223,564	154,497
Motor	(2,168)	5,675	23,771	77,572	1,033	1,038	104,850	100,225
Liability	7,979	80,876	29,991	153,856	(2,212)	8,341	272,702	183,488
Engineering	5,434	5,979	8,839	41,266	4,856	10,428	61,518	83,356
Other	1,311	(332)	14,334	11,955	3,412	2,206	27,268	49,243

TOTAL REINSURANCE SEGMENT	103,099	361,392	387,877	959,337	77,814	63,539	1,811,705	1,548,454

CONSOLIDATED TOTAL	$573,845	$775,314	$914,641	$1,323,495	$526,755	$572,865	$3,587,295	$3,390,388

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007
UNDERWRITING REVENUES
Gross premiums written	$470,746	$413,922	$526,764	$364,158	$448,941	$509,326
Net premiums written	260,129	239,781	313,136	212,015	260,934	322,111

Gross premiums earned	494,580	465,701	478,299	445,541	461,931	480,158
Ceded premiums amortized	(189,849)	(187,064)	(179,324)	(169,918)	(169,346)	(186,820)

Net premiums earned	304,731	278,637	298,975	275,623	292,585	293,338
Other insurance related income (loss)	29,713	(135,898)	(14,956)	(9,805)	(19,789)	123

Total underwriting revenues	334,444	142,739	284,019	265,818	272,796	293,461

UNDERWRITING EXPENSES
Net losses and loss expenses	161,551	111,228	187,211	152,704	109,945	101,652
Acquisition costs	29,065	29,613	28,306	26,203	17,677	28,911
General and administrative expenses	57,895	55,685	52,893	50,481	48,560	57,858

Total underwriting expenses	248,511	196,526	268,410	229,388	176,182	188,421

UNDERWRITING INCOME (LOSS)	$85,933	$(53,787)	$15,609	$36,430	$96,614	$105,040

KEY RATIOS
Net loss and loss expense ratio	53.0%	39.9%	62.6%	55.4%	37.6%	34.7%
Acquisition cost ratio	9.6%	10.6%	9.5%	9.5%	6.0%	9.9%
General and administrative expense ratio	19.0%	20.0%	17.7%	18.3%	16.6%	19.7%

Combined ratio	81.6%	70.5%	89.8%	83.2%	60.2%	64.3%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007
UNDERWRITING REVENUES
Gross premiums written	$103,099	$361,392	$387,877	$959,337	$77,814	$63,539
Net premiums written	97,842	355,363	387,877	950,286	78,539	63,044

Gross premiums earned	417,940	432,567	411,895	393,775	369,044	380,263
Ceded premiums amortized	(9,061)	(5,179)	(4,100)	(4,039)	(3,343)	(4,281)

Net premiums earned	408,879	427,388	407,795	389,736	365,701	375,982
Other insurance related income	—	160	695	410	195	150

Total underwriting revenues	408,879	427,548	408,490	390,146	365,896	376,132

UNDERWRITING EXPENSES
Net losses and loss expenses	184,961	199,881	191,041	235,295	163,892	188,894
Acquisition costs	72,722	83,810	75,003	75,773	66,239	61,663
General and administrative expenses	21,612	18,719	17,525	18,271	16,877	23,927

Total underwriting expenses	279,295	302,410	283,569	329,339	247,008	274,484

UNDERWRITING INCOME	$129,584	$125,138	$124,921	$60,807	$118,888	$101,648

KEY RATIOS
Net loss and loss expense ratio	45.2%	46.8%	46.8%	60.4%	44.8%	50.2%
Acquisition cost ratio	17.8%	19.6%	18.4%	19.4%	18.1%	16.4%
General and administrative expense ratio	5.3%	4.4%	4.3%	4.7%	4.6%	6.4%

Combined ratio	68.3%	70.8%	69.5%	84.5%	67.5%	73.0%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009	Mar 31, 2009	Dec 31, 2008	Dec 30, 2007

ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$9,718,355	$9,682,932	$8,872,839	$8,238,175	$7,750,654	8,193,736
Equities, available for sale, at fair value	204,375	137,544	96,875	78,527	107,283	7,746
Other investments, at fair value	570,276	541,447	539,545	494,405	492,082	638,241
Short-term investments	129,098	282,737	165,197	225,583	261,879	137,930

Total investments	10,622,104	10,644,660	9,674,456	9,036,690	8,611,898	8,977,653
Cash and cash equivalents	864,054	1,239,471	1,380,863	1,411,551	1,820,673	1,332,921
Accrued interest receivable	89,559	82,169	87,361	80,746	79,232	87,338
Insurance and reinsurance premium balances receivable	1,292,877	1,497,639	1,707,677	1,581,743	1,185,785	1,231,494
Reinsurance recoverable balances	1,424,172	1,406,449	1,443,840	1,432,650	1,378,630	1,356,893
Deferred acquisition costs	302,320	363,739	374,849	375,774	273,096	276,801
Prepaid reinsurance premiums	301,885	284,922	296,994	266,789	279,553	242,940
Securities lending collateral	129,814	135,122	146,350	312,364	412,823	865,256
Net receivable for investments sold	12,740	—	—	—	—	86,356
Goodwill and intangible assets	91,505	93,049	95,058	95,380	60,417	61,653
Other assets	175,494	172,248	171,437	183,679	180,727	156,004

TOTAL ASSETS	$15,306,524	$15,919,468	$15,378,885	$14,777,366	$14,282,834	$14,675,309

LIABILITIES
Reserve for losses and loss expenses	$6,564,133	$6,579,914	$6,561,894	$6,392,278	$6,244,783	$5,587,311
Unearned premiums	2,209,397	2,548,072	2,671,025	2,646,578	2,162,401	2,146,087
Insurance and reinsurance balances payable	173,156	170,664	178,372	154,763	202,145	244,988
Securities lending payable	132,815	138,092	149,288	317,310	415,197	863,906
Senior notes	499,476	499,449	499,422	499,395	499,368	499,261
Other liabilities	227,303	426,068	253,198	222,832	233,082	175,134
Net payable for investments purchased	—	159,102	156,567	51,373	64,817	—

TOTAL LIABILITIES	9,806,280	10,521,361	10,469,766	10,284,529	9,821,793	9,516,687

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,903	1,901	1,900	1,899	1,878	1,850
Additional paid-in capital	2,014,815	2,003,417	1,989,503	1,977,144	1,962,779	1,869,810
Accumulated other comprehensive income (loss)	85,633	74,974	(528,261)	(767,182)	(706,499)	22,668
Retained earnings	3,569,411	3,319,467	3,447,511	3,282,392	3,198,492	2,968,900
Treasury shares, at cost	(671,518)	(501,652)	(501,534)	(501,416)	(495,609)	(204,606)

TOTAL SHAREHOLDERS’ EQUITY	5,500,244	5,398,107	4,909,119	4,492,837	4,461,041	5,158,622

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$15,306,524	$15,919,468	$15,378,885	$14,777,366	$14,282,834	$14,675,309

Book value per common share	$37.84	$35.54	$32.02	$29.01	$29.08	$32.69

Diluted book value per common share	$33.65	$31.58	$28.72	$26.35	$25.79	$28.79

Debt (Senior notes) to total capitalization [a]	8.3%	8.5%	9.2%	10.0%	10.1%	8.8%

Debt plus preferred shares to total capitalization	16.7%	16.9%	18.5%	20.0%	20.1%	17.7%

[a]	The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

At December 31, 2009

TYPE OF INVESTMENT	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
U.S. government and agency	$1,859,874	$8,511	$(11,726)	$1,856,659	16%
Non-U.S. government	687,843	11,937	(2,966)	696,814	6%
Corporate debt	3,482,450	126,093	(27,777)	3,580,766	31%
Agency MBS [a], [b]	1,529,208	41,425	(4,374)	1,566,259	13%
Non-Agency CMBS [a]	670,949	10,545	(28,283)	653,211	6%
Non-Agency RMBS [a]	257,865	324	(35,207)	222,982	2%
ABS [a]	455,831	6,926	(19,618)	443,139	4%
Municipals	684,267	18,495	(4,237)	698,525	6%

Total Fixed Maturities	9,628,287	224,256	(134,188)	9,718,355	84%
Total Equities	195,011	17,834	(8,470)	204,375	2%
Total Short-term investments	129,098	—	—	129,098	1%
Cash, net of unsettled trades	139,534	—	—	139,534	1%

Total Invested Assets	10,091,930	242,090	(142,658)	10,191,362	88%
Operating Cash Balances	737,260	—	—	737,260	6%

	$10,829,190	$242,090	$(142,658)	10,928,622	94%

Other Investments				570,276	5%
Accrued interest receivable				89,559	1%

Total Cash and Investments				$11,588,457	100%

OTHER INVESTMENTS				Fair Value	Percentage
Hedge funds				$351,507	61%
Credit funds				107,349	19%
Collateralized loan obligations - equity tranches				61,332	11%
Short duration high yield fund				50,088	9%

Total				$570,276	100%

[a]	For a further breakdown of our mortgage-backed (“MBS”) and asset-backed securities (“ABS”), refer to page 11.
[b]	Agency mortgage-backed securities include both agency RMBS and agency CMBS.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION - QUARTERLY

	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007
TYPE OF INVESTMENT	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	16.0%	16.4%	16.2%	13.6%	11.5%	10.1%
Non-U.S. government	6.0%	4.5%	2.8%	2.4%	2.5%	2.7%
Corporate debt	30.9%	29.2%	24.4%	21.7%	19.7%	19.1%
MBS	21.0%	23.1%	29.4%	33.5%	33.3%	33.2%
ABS	3.8%	3.3%	2.8%	3.4%	3.6%	5.0%
Municipals	6.0%	5.6%	5.2%	3.9%	3.5%	7.9%

Total Fixed Maturities	83.7%	82.1%	80.8%	78.5%	74.1%	78.0%
Equities	1.8%	1.2%	0.9%	0.7%	1.1%	0.3%
Short-term investments	1.0%	2.0%	1.5%	2.3%	2.6%	1.3%
Cash, net of unsettled trades	1.2%	1.9%	2.9%	3.0%	6.3%	5.4%

Total Invested Assets	87.7%	87.2%	86.1%	84.5%	84.1%	85.0%
Operating Cash Balances	6.4%	7.3%	8.2%	10.0%	10.3%	8.1%

	94.1%	94.5%	94.3%	94.5%	94.4%	93.1%
Other Investments	4.9%	4.6%	4.9%	4.7%	4.7%	6.1%
Accrued interest receivable	1.0%	0.9%	0.8%	0.8%	0.9%	0.8%

Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	19.1%	20.0%	20.1%	17.4%	15.3%	13.0%
AAA	41.2%	41.9%	48.2%	54.9%	58.1%	58.6%
AA	9.4%	9.0%	8.0%	7.6%	6.3%	7.8%
A	18.1%	17.3%	14.2%	11.8%	12.2%	10.1%
BBB	10.7%	10.5%	8.5%	6.7%	7.8%	10.5%
Below BBB	1.5%	1.3%	1.0%	1.6%	0.3%	—

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	7.3%	5.8%	4.8%	4.9%	7.6%	9.1%
From one to five years	43.0%	41.9%	34.9%	32.8%	31.4%	25.7%
From five to ten years	16.3%	16.9%	17.5%	12.5%	10.0%	9.9%
Above ten years	3.7%	3.3%	2.9%	2.9%	2.9%	6.3%
Asset-backed and mortgage-backed securities	29.7%	32.1%	39.9%	46.9%	48.1%	49.0%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES	As of or for the quarter ended
	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007
Annualized pre-tax yield	3.9%	4.1%	4.4%	4.2%	5.0%	5.0%
Yield to maturity	3.6%	3.4%	4.2%	4.6%	5.0%	5.1%
Average duration	3.1 yrs	2.8 yrs	3.1 yrs	2.4 yrs	2.5 yrs	2.7 yrs
Average credit quality	AA	AA	AA+	AA+	AA+	AA+

AXIS Capital Holdings Limited

MORTGAGE AND ASSET BACKED SECURITIES

At December 31, 2009

	Mortgage-Backed Securities By Rating and Class
	Agency [a]		AAA		AA or lower		Total		Total
	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial
Agency
Agency Pass-Throughs	$1,394,406	$—	$—	$—	$—	$—	$1,394,406	$—	$1,394,406
Agency CMO’s	108,916	8,656	—	—	—	—	108,916	8,656	117,572
Agency Floating Rate MBS	53,337	944	—	—	—	—	53,337	944	54,281

Total Agency	1,556,659	9,600	—	—	—	—	1,556,659	9,600	1,566,259

Non-Agency
Non-Agency CMO’s	—	—	101,729	513,791	74,767	139,420	176,496	653,211	829,707
Non-Agency Floating Rate MBS	—	—	23,248	—	23,238	—	46,486	—	46,486

Total Non Agency	—	—	124,977	513,791	98,005	139,420	222,982	653,211	876,193

Total	$1,556,659	$9,600	$124,977	$513,791	$98,005	$139,420	$1,779,641	$662,811	$2,442,452

	Asset-Backed Securities By Rating
Description	AAA	AA or lower	Total
Auto	$203,522	$2,721	$206,243
CLO [b]	—	42,222	42,222
CDO	2,045	2,126	4,171
Credit Card	73,172	—	73,172
Home Equity	65	—	65
Equipment	26,684	157	26,841
Other	89,554	871	90,425

Total	$395,042	$48,097	$443,139

[a]	These represent securities backed by U.S. Government sponsored agencies.
[b]	Collateralized loan obligation - debt tranched securities.

AXIS Capital Holdings Limited

SUBPRIME AND ALTERNATIVE-A HOLDINGS IN DIRECT INVESTMENT PORTFOLIO

At December 31, 2009

	SUBPRIME AND ALTERNATIVE-A HOLDINGS BY SECTOR
	Holdings at Fair Value	% of Total Shareholders’ Equity	Net Unrealized Gain / (Loss)	Realized losses and impairments in 2009

Subprime Agency MBS	$—	0.00%	$—	$—
Subprime Non-Agency MBS	16,836	0.31%	(6,072)	—
Subprime ABS	65	0.00%	(4)	(9,361)

Total Subprime	$16,901	0.31%	$(6,076)	$(9,361)

Alternative-A Agency MBS	$434	0.01%	$(1)	$—
Alternative-A Non-Agency MBS	70,177	1.27%	(15,501)	(5,318)
Alternative-A ABS	—	0.00%	—	(924)

Total Alternative-A	$70,611	1.28%	$(15,502)	$(6,242)

TOTAL Subprime and Alternative-A	$87,512	1.59%	$(21,578)	$(15,603)

	SUBPRIME AND ALTERNATIVE-A HOLDINGS AT FAIR VALUE BY RATING & VINTAGE
	Agency and AAA	Other Investment Grade	Non-Investment Grade	Total	Percentage of total
Sub-prime 2003 and prior	$1,410	$129	$56	$1,595	9.4%
Sub-prime 2004	3,883	—	469	4,352	25.7%
Sub-prime 2005	5,824	470	276	6,570	38.9%
Sub-prime 2006	92	—	3,864	3,956	23.4%
Sub-prime 2007	74	—	354	428	2.6%

Total Subprime	$11,283	$599	$5,019	$16,901	100.0%

Rating as Percentage of Total	66.8%	3.5%	29.7%	100.0%

Alternative-A 2003 and prior	$4,474	$2,713	$—	$7,187	10.2%
Alternative-A 2004	19,566	811	559	20,936	29.6%
Alternative-A 2005	8,422	14,219	14,314	36,955	52.3%
Alternative-A 2006	—	1,030	1,045	2,075	2.9%
Alternative-A 2007	—	1,335	2,123	3,458	5.0%

Total Alternative A	$32,462	$20,108	$18,041	$70,611	100.0%

Rating as Percentage of Total	46.0%	28.5%	25.5%	100.0%

Subprime and Alternative-A 2003 and prior	$5,884	$2,842	$56	$8,782	10.0%
Subprime and Alternative-A 2004	23,449	811	1,028	25,288	28.9%
Subprime and Alternative-A 2005	14,246	14,689	14,590	43,525	49.7%
Subprime and Alternative-A 2006	92	1,030	4,909	6,031	6.9%
Subprime and Alternative-A 2007	74	1,335	2,477	3,886	4.5%

TOTAL Subprime and Alternative-A	$43,745	$20,707	$23,060	$87,512	100.0%

Rating as Percentage of Total	50.0%	23.7%	26.3%	100.0%

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST CORPORATE HOLDINGS IN FIXED MATURITY PORTFOLIO

At December 31, 2009

ISSUER (1)	Amortized Cost (2)	Unrealized Gain/(Loss)	Fair Value	% of Total Fixed Maturities
BANK OF AMERICA CORP	$183,500	$4,437	$187,937	1.9%
JP MORGAN CHASE CO	138,562	8,846	147,408	1.5%
CITIGROUP INC	130,674	2,174	132,848	1.4%
GENERAL ELECTRIC CO(3)	125,022	1,519	126,541	1.3%
VERIZON COMMUNICATIONS INC	116,296	7,241	123,537	1.3%
MORGAN STANLEY	111,459	3,798	115,257	1.2%
GOLDMAN SACHS	95,596	4,051	99,647	1.0%
WELLS FARGO & COMPANY	78,646	1,829	80,475	0.8%
HSBC HOLDINGS PLC	68,635	1,136	69,771	0.7%
AT&T INC	48,402	2,003	50,405	0.5%

Notes:

1.	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
2.	Includes issuances guaranteed by the Federal Deposit Insurance Corporation (“FDIC”).
3.	Our investment in General Electric Co. is primarily related to issuances from its finance subsidiaries.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST FINANCIAL ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At December 31, 2009

ISSUER (1)	Amortized Cost (2)	Unrealized Gain/(Loss)	Fair Value	% of Total Fixed Maturities
BANK OF AMERICA CORP	$183,500	$4,437	$187,937	1.9%
JP MORGAN CHASE CO	138,562	8,846	147,408	1.5%
CITIGROUP INC	130,674	2,174	132,848	1.4%
GENERAL ELECTRIC CO(3)	125,022	1,519	126,541	1.3%
MORGAN STANLEY	111,459	3,798	115,257	1.2%
GOLDMAN SACHS	95,596	4,051	99,647	1.0%
WELLS FARGO & COMPANY	78,646	1,829	80,475	0.8%
HSBC HOLDINGS PLC	68,635	1,136	69,771	0.7%
CREDIT SUISSE GROUP	41,263	1,572	42,835	0.4%
AUSTRALIA & NEW ZEALAND BANKING GROUP	26,982	997	27,979	0.3%

Notes:

1.	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
2.	Includes issuances guaranteed by the Federal Deposit Insurance Corporation (“FDIC”).
3.	Our investment in General Electric Co. is primarily related to issuances from its finance subsidiaries.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST FINANCIAL ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At December 31, 2009

	Estimated Fair Value			% of Total Fixed Maturities
ISSUER (1)	Government Guaranteed (2)	Not Government Guaranteed	Total
BANK OF AMERICA CORP	$15,684	$172,253	$187,937	1.9%
JP MORGAN CHASE CO	7,130	140,278	147,408	1.5%
CITIGROUP INC	49,125	83,723	132,848	1.4%
GENERAL ELECTRIC CO(3)	65,600	60,941	126,541	1.3%
MORGAN STANLEY	15,093	100,164	115,257	1.2%
GOLDMAN SACHS	26,088	73,559	99,647	1.0%
WELLS FARGO & COMPANY	5,365	75,110	80,475	0.8%
HSBC HOLDINGS PLC	4,757	65,014	69,771	0.7%
CREDIT SUISSE GROUP	—	42,835	42,835	0.4%
AUSTRALIA & NEW ZEALAND BANKING GROUP	—	27,979	27,979	0.3%

Notes:

1.	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
2.	Corporate issuances guaranteed by the Federal Deposit Insurance Corporation (“FDIC”).
3.	Our investment in General Electric Co. is primarily related to issuances from its finance subsidiaries.

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007

Reinsurance recoverable on paid losses and loss expenses:
Insurance	$43,119	$31,630	$57,769	$52,512	$64,084	$59,106
Reinsurance	4,995	4,995	4,995	4,995	4,995	12,492

Total	$48,114	$36,625	$62,764	$57,507	$69,079	$71,598

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$376,403	$388,803	$397,627	$425,115	$422,370	$441,042
Reinsurance	—	—	—	—	—	—

Total	$376,403	$388,803	$397,627	$425,115	$422,370	$441,042

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$984,426	$970,655	$974,138	$939,382	$877,588	$852,054
Reinsurance	38,186	32,799	31,745	31,079	30,026	26,047

Total	$1,022,612	$1,003,454	$1,005,883	$970,461	$907,614	$878,101

Provision against reinsurance recoverables:
Insurance	$(17,691)	$(15,623)	$(15,624)	$(13,623)	$(13,623)	$(19,794)
Reinsurance	(5,266)	(6,810)	(6,810)	(6,810)	(6,810)	(14,054)

Total	$(22,957)	$(22,433)	$(22,434)	$(20,433)	$(20,433)	$(33,848)

Net reinsurance recoverables:
Insurance	$1,386,257	$1,375,465	$1,413,910	$1,403,386	$1,350,419	$1,332,408
Reinsurance	37,915	30,984	29,930	29,264	28,211	24,485

Total	$1,424,172	$1,406,449	$1,443,840	$1,432,650	$1,378,630	$1,356,893

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable		December 31, 2009
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable

Top 10 reinsurers based on gross recoverables	$1,007,964	$(29,660)	$978,304	72.2%	17.8%	$(8,632)	0.9%	$999,332
Other reinsurers balances > $20 million	155,446	(4,309)	151,137	11.2%	2.7%	(4,841)	3.1%	150,605
Other reinsurers balances < $20 million	283,720	(57,826)	225,894	16.6%	4.1%	(9,485)	3.3%	274,235

Total	$1,447,130	$(91,795)	$1,355,335	100.0%	24.6%	$(22,958)	1.6%	$1,424,172

At December 31, 2009, 97.8% (December 31, 2008: 97.1%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity

Transatlantic Reinsurance Co.	13.7%	3.4%
Partner Reinsurance Co of US	13.6%	3.4%
Swiss Reinsurance America Corporation	12.9%	3.2%
XL Reinsurance America Inc	7.8%	1.9%
Berkley Insurance Company	6.7%	1.7%
Ace Property & Casualty Ins	5.6%	1.4%
Lloyds of London	5.0%	1.2%
Federal Insurance Company	2.6%	0.7%
Munich Re America, Inc	2.5%	0.6%
Liberty Mutual Insurance Co.	2.4%	0.6%

	72.8%	18.1%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended December 31, 2009			Year ended December 31, 2009
Reserve for unpaid losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	6,579,914	(1,374,824)	$5,205,090	6,244,783	(1,314,551)	$4,930,232
Incurred	442,057	(95,545)	346,512	1,742,655	(318,783)	1,423,872
Paid	(450,658)	89,772	(360,886)	(1,509,399)	256,352	(1,253,047)
Foreign exchange (gains) losses	(7,180)	(461)	(7,641)	86,094	(4,076)	82,018

End of period [a]	$6,564,133	$(1,381,058)	$5,183,075	$6,564,133	$(1,381,058)	$5,183,075

[a]	As at December 31, 2009, the gross reserve for losses and loss expenses included IBNR of $4,669 million, or 71%, of total gross reserves for loss and loss expenses. As at December 31, 2008, the comparable amount was $4,190 million, or 67%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2009			Year ended December 31, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$324,989	$125,676	$450,665	$994,723	$514,676	$1,509,399
Reinsurance recoveries	(89,773)	—	(89,773)	(256,352)	—	(256,352)

Net losses paid	235,216	125,676	360,892	738,371	514,676	1,253,047

Change in:
Reported case reserves	(122,563)	20,902	(101,661)	(289,511)	96,391	(193,120)
IBNR	47,741	45,313	93,054	216,562	209,814	426,376
Reinsurance recoveries on unpaid loss and loss expense reserves	1,157	(6,930)	(5,773)	(52,728)	(9,703)	(62,431)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$161,551	$184,961	$346,512	$612,694	$811,178	$1,423,872

Gross reserve for losses and loss expenses	$3,502,680	$3,061,453	$6,564,133	$3,502,680	$3,061,453	$6,564,133

Prior years net favorable reserve development	$72,694	$47,303	$119,997	$210,861	$212,311	$423,172

Key Ratios

Net paid to net incurred percentage	145.6%	67.9%	104.1%	120.5%	63.4%	88.0%

Net paid losses / Net premiums earned	77.2%	30.7%	50.6%	63.8%	31.5%	44.9%
Change in net loss and loss expense reserves / Net premiums earned	(24.2%)	14.5%	(2.0%)	(10.9%)	18.1%	6.1%

Net loss and loss expense ratio	53.0%	45.2%	48.6%	52.9%	49.6%	51.0%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Quarter ended						Year ended December 31,
	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007	2009	2008
Gross losses paid	$324,989	$244,472	$226,204	$199,058	$270,708	$239,712	$994,723	$781,547
Reinsurance recoveries	(89,773)	(64,649)	(65,170)	(36,760)	(137,255)	(79,699)	(256,352)	(345,496)

Net losses paid	235,216	179,823	161,034	162,298	133,453	160,013	738,371	436,051

Change in:
Reported case reserves	(122,563)	(97,814)	(38,506)	(30,628)	32,149	(9,888)	(289,511)	203,732
IBNR	47,741	11,911	65,060	91,850	(159,195)	(17,802)	216,562	35,217

Reinsurance recoveries on unpaid loss and loss expense reserves	1,157	17,308	(377)	(70,816)	103,538	(30,671)	(52,728)	(15,332)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$161,551	$111,228	$187,211	$152,704	$109,945	$101,652	$612,694	$659,668

Gross reserve for losses and loss expenses	$3,502,680	$3,572,266	$3,654,192	$3,603,197	$3,547,071	$3,333,743	$3,502,680	$3,547,071

Prior years net favorable reserve development	$72,694	$55,401	$46,860	$35,906	$60,045	$70,870	$210,861	$202,339

Key Ratios

Net paid to net incurred percentage	145.6%	161.7%	86.0%	106.3%	121.4%	157.4%	120.5%	66.1%

Net paid losses / Net premiums earned	77.2%	64.5%	53.9%	58.9%	45.6%	54.5%	63.8%	36.9%

Change in net loss and loss expense reserves / Net premiums earned	(24.2%)	(24.6%)	8.8%	(3.5%)	(8.0%)	(19.9%)	(10.9%)	18.9%

Net loss and loss expense ratio	53.0%	39.9%	62.6%	55.4%	37.6%	34.7%	52.9%	55.8%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Quarter ended						Year ended December 31,
	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007	2009	2008

Gross losses paid	$125,676	$132,292	$144,913	$111,795	$139,509	$103,817	$514,676	$510,154
Reinsurance recoveries	—	—	—	—	—	—	—	(7,244)

Net losses paid	125,676	132,292	144,913	111,795	139,509	103,817	514,676	502,910

Change in:
Reported case reserves	20,902	56,294	(19,222)	38,417	41,589	162	96,391	230,114
IBNR	45,313	12,349	66,016	86,136	(17,585)	85,058	209,814	324,054
Reinsurance recoveries on unpaid loss and loss expense reserves	(6,930)	(1,054)	(666)	(1,053)	379	(143)	(9,703)	(3,980)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$184,961	$199,881	$191,041	$235,295	$163,892	$188,894	$811,178	$1,053,098

Gross reserve for losses and loss expenses	$3,061,453	$3,007,648	$2,907,702	$2,789,081	$2,697,712	$2,253,568	$3,061,453	$2,697,712

Prior years net favorable reserve development	$47,303	$66,698	$49,882	$48,428	$65,116	$21,131	$212,311	$173,948

Key Ratios

Net paid to net incurred percentage	67.9%	66.2%	75.9%	47.5%	85.1%	55.0%	63.4%	47.8%

Net paid losses / Net premiums earned	30.7%	31.0%	35.5%	28.7%	38.1%	27.6%	31.5%	33.4%
Change in net loss and loss expense reserves / Net premiums earned	14.5%	15.8%	11.3%	31.7%	6.7%	22.6%	18.1%	36.6%

Net loss and loss expense ratio	45.2%	46.8%	46.8%	60.4%	44.8%	50.2%	49.6%	70.0%

AXIS Capital Holdings Limited

ESTIMATED NET LOSSES TO PEAK ZONE PROPERTY CATASTROPHE LOSSES - AS OF JANUARY 1, 2010

		Group Estimated Net Losses (in millions of U.S. dollars)			Estimated Industry Losses (in billions of U.S. dollars)
Zones	Perils	50 Year Return Period	100 Year Return Period	250 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period

United States	Hurricane	$692.9	$958.5	$1,292.3	$78.1	$121.1	$194.6
California	Earthquake	391.4	671.7	968.0	16.3	27.9	50.0
Europe	Windstorm	432.9	679.4	945.5	21.2	30.3	44.0
Japan	Earthquake	234.5	325.6	595.9	14.7	20.8	37.8
Japan	Windstorm	91.1	137.0	150.8	15.3	20.8	33.8

For natural peril catastrophes, based on our current tolerances, we are not willing to lose more than 25% of our prior year-end capital for a modeled single occurrence 1-in-250 year return period probable maximum net loss. We reserve the right to change these thresholds at any time.

The above table shows our net loss estimates to the peak natural catastrophe territories at January 1, 2010. We have developed these loss estimates using multiple commercially available catastrophe models and our own assessments for non-modeled exposures. These models allow us to simulate many hypothetical loss scenarios to supplement our underwriting judgment. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone. Loss estimates for non-U.S. territories will be subject to fluctuations in currency rates, although from a financial statement point of view, we may mitigate this currency variability. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

The figures take into account the fact that an event may trigger claims in a number of lines of business. For instance, our U.S hurricane modeling includes, among other things, the estimated pre-tax impact to our financial results arising from our catastrophe, property, engineering, energy, marine and aviation lines of business. As indicated in the table above, our modeled single occurrence 1-in-100 year return period U.S. hurricane probable maximum loss, net of reinsurance, is approximately $958 million (or 17% of shareholders’ equity at December 31, 2009). According to our modeling, there is a one percent chance that our losses incurred in any single U.S. hurricane event could be in excess of $958 million. Conversely, there is a 99% chance that the loss from a U.S. hurricane will fall below $958 million. We estimate that, at such hypothetical loss levels, aggregate industry losses would be approximately $121 billion, resulting in an estimated market share of insured losses for the Company of 0.8%.

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance recoveries. The estimates set forth above are based on assumptions (see above) that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misstate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Three months ended December 31,		Year ended December 31,
	2009	2008	2009	2008
Net income available to common shareholders	$282,063	$130,858	$461,011	$350,501

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	136,049	136,433	137,279	140,322

Dilutive share equivalents:
Warrants	11,480	10,293	10,616	12,023
Restricted stock	2,387	1,921	1,744	1,674
Options	757	716	711	1,301
Restricted stock units	45	—	21	—

Weighted average diluted shares outstanding	150,718	149,363	150,371	155,320

EARNINGS PER COMMON SHARE
Basic	$2.07	$0.96	$3.36	$2.50
Diluted	$1.87	$0.88	$3.07	$2.26

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Quarter ended
	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007

Net income (loss) available to common shareholders	$282,063	$(95,892)	$159,161	$115,677	$130,858	$306,100

COMMON SHARES OUTSTANDING

Common Shares - at beginning of period	137,835	137,710	137,622	136,212	137,991	145,710
Shares issued	158	129	93	1,630	13	62
Shares repurchased for treasury	(5,853)	(4)	(5)	(220)	(1,792)	(3,240)
Shares repurchased and cancelled	—	—	—	—	—	(12)

Common Shares - at end of period	132,140	137,835	137,710	137,622	136,212	142,520

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	136,049	137,904	137,849	137,316	136,433	143,877

Dilutive share equivalents:
Warrants[a]	11,480	—	10,018	9,729	10,293	13,406
Restricted stock[a]	2,387	—	1,332	1,308	1,921	2,479
Options[a]	757	—	656	668	716	1,970
Restricted stock units	45	—	6	2	—	—

Weighted average diluted shares outstanding	150,718	137,904	149,861	149,023	149,363	161,732

EARNINGS PER COMMON SHARE
Basic	$2.07	($0.70)	$1.15	$0.84	$0.96	$2.13

Diluted	$1.87	($0.70)	$1.06	$0.78	$0.88	$1.89

[a]	Due to the net loss incurred in the three months ended September 30, 2009, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS- TREASURY STOCK METHOD[a]

	At December 31, 2009
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$28.41

Book value per common share		$5,000,244	132,140	$37.84

Dilutive securities:
Warrants	$12.36	—	11,165	(2.95)
Restricted stocks		—	4,388	(1.03)
Options	$21.56	—	669	(0.16)
Restricted stock units		—	167	(0.03)
Phantom stock units		—	67	(0.02)

Diluted book value per common share		$5,000,244	148,596	$33.65

	At December 31, 2008
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$29.12

Book value per common share		$3,961,041	136,211	$29.08

Dilutive securities:
Warrants	$12.40	—	11,317	(2.23)
Restricted stocks		—	5,163	(0.90)
Options	$21.20	—	834	(0.15)
Phantom stock units		—	62	(0.01)

Diluted book value per common share		$3,961,041	153,588	$25.79

[a]

This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Quarter ended December 31,		Year ended December 31,
	2009	2008	2009	2008
	(in thousands)

Net income available to common shareholders	$282,063	$130,858	$461,011	$350,501

Adjustment for net realized investment (gains) losses	(6,056)	33,425	311,584	85,267
Adjustment for associated tax impact	231	(1,429)	(6,354)	194

Operating income	276,238	162,854	766,241	435,962

Adjustment for foreign exchange (gains) losses	(2,018)	(22,347)	28,561	(43,707)
Adjustment for associated tax impact	278	55	1,993	(934)

Operating income excluding foreign exchange gains/losses, net of tax	$274,498	$140,562	$796,795	$391,321

Net income per share - diluted	$1.87	$0.88	$3.07	$2.26
Adjustment for net realized investment (gains) losses	(0.04)	0.22	2.07	0.55
Adjustment for associated tax impact	—	(0.01)	(0.04)	—

Operating income per share - diluted	$1.83	$1.09	$5.10	$2.81

Adjustment for foreign exchange (gains) losses	(0.01)	(0.15)	0.19	(0.28)
Adjustment for associated tax impact	—	—	0.01	(0.01)

Operating income excluding foreign exchange gains/losses, net of tax	$1.82	$0.94	$5.30	$2.52

Weighted average common shares and common share equivalents - diluted	150,718	149,363	150,371	155,320